                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

 ------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

     N/A                                         20-1177241
     (Jurisdiction of incorporation              (I.R.S. Employer
     or organization if not a U.S.               Identification No.)
     national bank)

     90 Christiana Road
     New Castle, Delaware                        19702
     (Address of principal executive offices)    (Zip Code)

                             John J. Mazzarella, FVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1801
            (Name, address and telephone number of agent for service)

                               IPC HOLDINGS, LTD.
               (Exact name of obligor as specified in its charter)

     Bermuda                                     Not Applicable
     (State or other jurisdiction                (I.R.S. Employer
     of incorporation or organization)           Identification No.)


     29 Richmond Road
     Pembroke HM 08
     Bermuda                                      NA
     (441)298-5100                               (Zip Code)
     (Address of principal executive offices)


                             Senior Debt Securities
                          Subordinated Debt Securities

                         (Title of Indenture Securities)

                                     General

Item 1. General Information.
        --------------------

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            Comptroller of the Currency, New York, NY.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System,
            Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.
        --------------------------

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 3-15.  Not Applicable

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)             (1) Copy of the Articles of Association of HSBC Bank
                       USA, National Association.

T1A(ii)            (1) Certificate of the Comptroller of the Currency dated
                       July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)           (2) Certificate of Fiduciary Powers dated August 18, 2004 for
                       HSBC Bank USA, National Association

T1A(iv)            (1) Copy of the existing By-Laws of HSBC Bank USA, National
                       Association.

T1A(v)                 Not applicable.

T1A(vi)                Consent of HSBC Bank USA, National Association required
                   (2) by Section 321(b) of the Trust Indenture Act of
                       1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2005), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)              Not applicable.

T1A(ix)                Not applicable.


      (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
      (2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 26th day of April, 2006.

                                              HSBC BANK USA, NATIONAL
                                              ASSOCIATION

                                              By: /s/ Frank J. Godino
                                                  -----------------------------
                                              Frank J. Godino
                                                      Vice President

                                                               EXHIBIT T1A (VII)

                                                    Board of Governors of the Federal Reserve System
                                                    OMB Number: 7100-0036
                                                    Federal Deposit Insurance Corporation
                                                    OMB Number: 3064-0052
                                                    Office of the Comptroller of the Currency
                                                    OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL  Expires March 31, 2007
----------------------------------------------------------------------------------------------------
                                                    Please refer to page i,
                                                    Table of Contents, for                   1
                                                    the required disclosure
                                                    of estimated burden.

--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2005     (20040630)
                                                     -----------
                                                     (RCRI 9999)

This report is required by law; 12 U.S.C.        This report form is to be filed by banks
Section 324 (State member banks); 12 U.S.C.      with branches and consolidated subsidiaries
Section 1817 (State nonmember banks); and 12     in U.S. territories and possessions, Edge
U.S.C. Section 161 (National banks).             or Agreement subsidiaries, foreign
                                                 branches, consolidated foreign
                                                 subsidiaries, or International Banking
                                                 Facilities.

NOTE: The Reports of Condition and Income        The Reports of Condition and Income are to
must be signed by an authorized officer and      be prepared in accordance with Federal
the Report of Condition must be attested to      regulatory authority instructions.
by not less than two directors (trustees)
for State nonmember banks and three              We, the undersigned directors (trustees),
directors for State member and National          attest to the correctness of this Report of
Banks.                                           Condition (including the supporting
                                                 schedules) and declare that it has been
I, Joseph R. Simpson, Controller                 examined by us and to the best of our
   -----------------------------------------     knowledge and belief has been prepared in
   Name and Title of Officer Authorized to       conformance with the instructions issued by
   Sign Report                                   the appropriate Federal regulatory
                                                 authority and is true and correct.
Of the named bank do hereby declare that
these Reports of Condition and Income
(including the supporting schedules) have
been prepared in conformance with the
instructions issued by the appropriate           /s/ Sal H. Alfieri
Federal regulatory authority and are true        --------------------------------------------
to the best of my knowledge and believe.         Director (Trustee)

  /s/ Joseph R. Simpson                          /s/    Bernard           J.          Kennedy
--------------------------------------------     --------------------------------------------
Signature of Officer Authorized to Sign          Director (Trustee)
Report
                                                 /s/            Martin                  Glynn
            2/9/06                               --------------------------------------------
--------------------------------------------     Director (Trustee)
Date of Signature

----------------------------------------------------------------------------------------------------
SUBMISSION OF REPORTS

 Each Bank must prepare its Reports of           For electronic filing assistance, contact
 Condition and Income either:                    EDS Call report Services, 2150 N. Prospect
                                                 Ave., Milwaukee, WI 53202, telephone (800)
                                                 255-1571.
 (a) in electronic form and then file the
     computer data file directly with the        To fulfill the signature and attestation
     banking agencies' collection agent,         requirement for the Reports of Condition and
     Electronic Data System Corporation          Income for this report date, attach this signature
     (EDS), by modem or computer diskette;       page to the hard-copy f the completed report
     or                                          that the bank places in its files.


  b) in hard-copy (paper) form and arrange for another party to convert the
--------------------------------------------------------------------------------
 paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number       5  7  8  9  0
                              --------------
                               (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                   HSBC Bank USA, NATIONAL ASSOCIATION
--------------------------------------------     --------------------------------------------
 Primary Internet Web Address of Bank            Legal Title of Bank (TEXT 9010)
 (Home Page), if any (TEXT 4087)
 (Example:  www.examplebank.com)                 Wilmington
                                                 --------------------------------------------
                                                 City (TEXT 9130)

                                                 DE                                19801
                                                 --------------------------------------------
                                                 State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)


   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                     REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association    of Buffalo
-------------------------------------------------
 Name of Bank                          City

in the state of New York, at the close of business December
31, 2005



ASSETS

                                                                                                Thousands of dollars



Cash and balances due from depository institutions:                                             $   4,439,559
a.  Non-interest-bearing balances currency and coin

b.  Interest-bearing balances                                                                       2,916,646

    Held-to-maturity securities                                                                     3,043,721

    Available-for-sale securities                                                                  17,548,317

    Federal funds sold and securities purchased under agreements to resell:

a. Federal funds sold in domestic offices                                                                  0

b. Securities purchased under agreements to resell                                                  4,562,083

Loans and lease financing receivables:

   Loans and leases held for sale                                                                   4,564,407

   Loans and leases net of unearned income                                      $  85,649,378

   LESS: Allowance for loan and lease losses                                          844,809

   Loans and lease, net of unearned income, allowance, and reserve                              $  84,804,569

   Trading assets                                                                                  19,806,966

   Premises and fixed assets                                                                          535,695

Other real estate owned                                                                                32,038

Investments in unconsolidated subsidiaries                                                            332,406

Customers' liability to this bank on acceptances outstanding                                           73,783

Intangible assets: Goodwill                                                                         2,089,872

Intangible assets: Other intangible assets                                                            463,398

Other assets                                                                                        5,466,021

Total assets                                                                                      150,679,481


LIABILITIES

Deposits:

    In domestic offices                                                                            67,567,464

    Non-interest-bearing                                                            9,656,924

    Interest-bearing                                                               57,910,540

In foreign offices                                                                                 27,480,161

   Non-interest-bearing                                                               320,411

   Interest-bearing                                                                27,159,750

Federal funds purchased and securities sold under agreements to repurchase:

a. Federal funds purchased in domestic offices                                                         57,111

b. Securities sold under agreements to repurchase                                                   1,273,237

Trading Liabilities                                                                                10,643,745

Other borrowed money                                                                               23,373,888

Bank's liability on acceptances                                                                        73,873

Subordinated notes and debentures                                                                   4,275,045

Other liabilities                                                                                   4,046,675

Total liabilities                                                                                 138,791,109

Minority Interests in consolidated Subsidiaries                                                           273

EQUITY CAPITAL


Perpetual preferred stock and related surplus                                                               0

Common Stock                                                                                            2,000

Surplus                                                                                             9,708,668

Retained earnings                                                                                   2,191,911

Accumulated other comprehensive income                                                                -14,480

Other equity capital components                                                                             0

Total equity capital                                                                               11,888,099

Total liabilities, minority interests and equity capital                                          150,679,481